SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C.  20549

                                   FORM 8-K

                Current Report Pursuant to Section 13 or 15(d)
                  of the Securities and Exchange Act of 1934
               Date of Report (date of earliest event reported):
                               December 11, 1997
                      SCIENTIFIC SOFTWARE-INTERCOMP, INC.
                      -----------------------------------
            (Exact name of registrant as specified in its charter)
                 Colorado          0-4882          84-0581776
                 --------          ------          ----------
  (State or other jurisdiction of incorporation)          (Commission File No.)
                         (IRS Employer Identification No.)


633  Seventeenth  Street,  Suite  1600,  Denver,  Colorado
          80202
          -----
(Address  of  principal  executive  offices)                    (Zip  Code)





                                   (303) 292-1111
                                   --------------
             (Registrant's telephone number, including area code)

                                   Not applicable
                                   --------------
         (Former name or former address, if changed since last report)

Items  1  -  4.          Inapplicable.
--------------
Item  5.          Other  Events
-------           -------------
On  December  11,  1997,  Jack Howard was elected to the Board of Directors of
Registrant.   Mr. Edward O. Price, Jr., currently a Director, assumed the role of Chairman of the Board. Mr. George Steel remains as President and Chief Executive Officer.


Items  6  -  8.          Inapplicable.
--------------

Date:  December  18,  1996                 SCIENTIFIC SOFTWARE-INTERCOMP, INC.





     By:
          George  Steel,  President  and  Chief  Executive  Officer
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